Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Great Lakes Bancorp, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Andrew W. Dorn, Jr. and Kim S. Destro, Chief Executive Officer and Chief Financial Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)    The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange
                Act of 1934; and,

        (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                /s/ Andrew W. Dorn, Jr.
                Andrew W. Dorn, Jr.
                President & Chief Executive Officer

                November 14, 2003

                 /s/ Kim S. Destro
                Kim S. Destro
                Vice President & Chief Financial Officer

                November 14, 2003